EXHIBIT 10.1

AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT

This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into as of December 10, 2008, between Andrew Caminschi an individual (the “Executive”), and KAL Energy, Inc., a Delaware corporation (“KAL”).  KAL and the Executive are hereinafter referred to collectively as the “Parties” and individually as a “Party”.

RECITALS:

1. KAL and Executive are parties to an Employment Agreement, dated as of October 1, 2008 (the “Agreement”), pursuant to which KAL agreed to compensate the Executive for his services as Senior Vice President of Business Development.

2. KAL and the Executive desire to amend Sections 5a of the Agreement in order to modify the compensation provisions set forth therein.

C.           Section 17 of the Agreement provides that the agreement may be amended by mutual agreement of the parties.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.           Section 5a of the Agreement is hereby amended and restated to read in its entirety as follows:

Salary.  Commencing on January 1, 2009 and continuing for the employment period, the Executive shall be compensated at an annual rate of US $120,000 (the “Annual Base Salary”), which shall be payable in accordance with the normal payroll practices of the Company.  The Executive’s performance and compensation will be reviewed annually.  The Executive shall receive a grant of shares of KAL Energy, Inc. for every month under employment at the prevailing market rate that would be equivalent to $5,000 per month.

2.           Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one Amendment.

3.           Terms and Conditions of the Agreement.  Except as specifically amended by this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment is executed by the undersigned as of the date first written above.

KAL:

KAL Energy, Inc.

By:
Its:

EXECUTIVE:

Andrew Caminschi

By:	Andrew Caminschi